Exhibit 10.10

SECOND AMENDMENT
TO
LETTER OF CREDIT AGREEMENT
dated as of
January 17, 2013
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
The Lenders Party Hereto
and
MIZUHO CORPORATE BANK, LTD.,
as Issuing Bank and Administrative Agent

SECOND AMENDMENT TO LETTER OF CREDIT AGREEMENT

THIS SECOND AMENDMENT TO LETTER OF CREDIT AGREEMENT (this “Second Amendment”) dated as of January 17, 2013, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); MIZUHO CORPORATE BANK, LTD., as administrative agent (in such capacity, the “Administrative Agent”) and as Issuing Bank; and the undersigned Lender (collectively, the “Lenders”).
R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Letter of Credit Agreement dated as of June 5, 2012 (the “Reimbursement Agreement”), pursuant to which the Issuing Bank and the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Subsidiary Guaranty Agreement dated as of June 5, 2012 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has requested and the Administrative Agent, the Issuing Bank, and the Lenders have agreed to amend certain provisions of the Reimbursement Agreement.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Reimbursement Agreement. Unless otherwise indicated, all references to Sections and Articles in this Second Amendment refer to Sections and Articles of the Reimbursement Agreement.
Section 2.    Amendments to Reimbursement Agreement.
2.1    Amendment to Section 2.03(a). Section 2.03(a) is amended to delete the percentage “0.75%” where it appears in clause (i), and to replace it with “1.00%.”
2.2    Amendment to Section 6.08. Section 6.08 is hereby amended and restated in its entirety to read as follows:
“Section 6.08    Restrictive Agreements. It will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of it or any of its Restricted Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the MLP or any other Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any

other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law, by this Agreement or by the UK Credit Agreement, (ii) clause (b) of the foregoing shall not apply to restrictions and conditions imposed by any Hybrid Equity Securities that by their terms are expressly subordinated in right of payment to any MLP Obligations during any period in which the issuer thereof has elected to defer interest thereon in accordance with the terms of such Hybrid Equity Securities, provided that in no event shall any such agreement or arrangement prohibit or restrict or impose any condition upon the ability of (A) any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests directly owned by the MLP, the Borrower or any of their respective Wholly-Owned Subsidiaries, (B) any Restricted Subsidiary to make or repay loans or advances to the MLP, the Borrower or any of their respective Wholly-Owned Subsidiaries or (C) the Borrower or any Guarantor from making any payments of principal, interest or other amounts owing hereunder or under any other Loan Document (including the MLP Obligations), or under the Revolving Credit Agreement, or guaranteeing any of the MLP Obligations, (iii) the foregoing shall not apply to restrictions and conditions (x) existing on the date of this Agreement identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition so as to cause such restriction or condition to be more restrictive than the restriction or condition in existence on the date of this Agreement) or (y) arising or agreed to after the date of this Agreement; provided that such restrictions or conditions are not more restrictive than the restrictions and conditions existing on the date of this Agreement, (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale; provided such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.”

Section 3.    Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Reimbursement Agreement) (the “Effective Date”):
3.1    The Administrative Agent, the Issuing Bank, and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Second Amendment on or prior to the Effective Date.
3.2    The Administrative Agent shall have received from the Borrower, the MLP, the Subsidiary Guarantor, the Issuing Bank and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.
3.3    The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4    No Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Reimbursement Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Reimbursement Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Reimbursement Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Administrative Agent, the Issuing Bank, and the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.
4.3    Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Reimbursement Agreement and all of the terms and provisions of the Reimbursement Agreement relating to Loan Documents shall apply hereto.
4.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
4.5    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE REIMBURSEMENT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:    NuStar GP, Inc., its General Partner

By:        /s/ Steven A. Blank
Name:    Steven A. Blank
Title:     Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:    NuStar GP, LLC, its General Partner

By:         /s/ Steven A. Blank
Name: Steven A. Blank
Title: Executive Vice President, Chief     Financial Officer and Treasurer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:         /s/ Steven A. Blank
Name: Steven A. Blank
Title: Executive Vice President, Chief Financial     Officer and Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO LETTER OF CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as Issuing Bank, as Administrative Agent, and as a Lender

By:         /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

SIGNATURE PAGE TO SECOND AMENDMENT TO LETTER OF CREDIT AGREEMENT